Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes

6. Income Taxes

Income taxes have been prepared on a separate return basis as if the Company was a stand-alone entity. The Company, however, is included in the Dean Foods’ U.S. consolidated federal income tax return and also files some U.S. state income tax returns on a combined basis with Dean Foods. Our foreign subsidiaries file local income tax returns in the jurisdictions in which they operate.

For each interim period, the Company estimates the effective tax rate expected to be applicable for the full year and applies that rate to income from continuing operations before income taxes for the period. Additionally, the Company records discrete income tax items in the period in which they are incurred.

Income tax expense was recorded at an effective rate of 36.0% and 33.5% in the three months ended March 31, 2013 and 2012, respectively. The effective tax rate for the period ending March 31, 2013 increased as a result of state tax audit proceedings and other tax adjustments. Generally, our effective tax rate varies primarily based on our profitability level and the relative earnings of our segments.

8. Income Taxes

Income taxes have been prepared on a separate return basis as if the Company was a stand-alone entity. The Company, however, is included in the Dean Foods’ U.S. consolidated federal income tax return and also files some U.S. state income tax returns on a combined basis with Dean Foods. Our foreign subsidiaries file local income tax returns in the jurisdictions in which they operate.

Income from continuing operations before income taxes is comprised of the following:

	Year ended December 31,
	2012	2011	2010
	(In thousands)
Domestic	$149,417	$138,410	$91,968
Foreign	19,955	28,013	22,547

Income from continuing operations before income taxes	$169,372	$166,423	$114,515

Income tax expense consists of the following components:

	Year Ended December 31
	2012(1)	2011(2)	2010(3)
	(In thousands)
Current income taxes:
Federal	$45,121	$15,737	$20,859
State	8,581	5,411	1,185
Foreign	2,394	430	1,832

Total current income tax expense	56,096	21,578	23,876

Deferred income taxes:
Federal	3,454	28,954	10,545
State	(636)	2,551	(2,709)
Foreign	(2,056)	(994)	1,447

Total deferred income tax expense	762	30,511	9,283

Total income tax expense	$56,858	$52,089	$33,159

(1)	Excludes $0.1 million in income tax expense related to discontinued operations.
(2)	Excludes $5.5 million in income tax benefit related to discontinued operations.
(3)	Excludes $10.2 million in income tax benefit related to discontinued operations.

The following is a reconciliation of income tax expense computed at the U.S. federal statutory tax rate to income tax expense reported in our consolidated statements of operations:

	Year ended December 31,
	2012		2011		2010
	Amount	Percentage	Amount	Percentage	Amount	Percentage
	(In thousands, except percentages)
Tax expense at statutory rate of 35%	$59,280	35.0%	$58,248	35.0%	$40,080	35.0%
State income taxes	6,757	4.0%	5,809	3.5%	3,857	3.4%
Foreign taxes versus U.S. statutory rate	(6,008)	(3.5)%	(7,710)	(4.6)%	(4,272)	(3.7)%
Transaction costs	4,489	2.7%	—	0.0%	—	0.0%
U.S. manufacturing deduction	(3,603)	(2.1)%	(1,082)	(0.7)%	(942)	(0.8)%
Audit settlements and statute of limitation lapses	(1,419)	(0.8)%	(3,413)	(2.1)%	(2,885)	(2.5)%
Deferred tax rate adjustments	(1,942)	(1.1)%	(234)	(0.1)%	(2,902)	(2.5)%
Other	(696)	(0.6)%	471	0.3%	223	0.1%

Total	$56,858	33.6%	$52,089	31.3%	$33,159	29.0%

In the table above, the amounts for audit settlements and statute of limitation lapses and deferred tax rate adjustments include amounts related to state and foreign income taxes.

The tax effects of temporary differences giving rise to deferred income tax assets (liabilities) were:

	December 31,
	2012(1)	2011(2)
	(In thousands)
Deferred income tax assets:
Derivative instruments	$24,861	$—
Accrued liabilities	6,844	4,754
Share-based compensation	6,578	8,876
Net operating loss carryforwards	5,459	4,804
Inventories	4,140	3,810
Receivables	3,303	3,549
Other	1,574	2,212
Valuation allowances	(524)	(528)

	52,235	27,477

Deferred income tax liabilities:
Intangible assets	(139,062)	(162,294)
Property, plant and equipment	(110,414)	(108,868)

	(249,476)	(271,162)

Net deferred income tax liability	$(197,241)	$(243,685)

(1)	Includes $1.2 million of deferred tax assets related to uncertain tax positions.
(2)	Includes $1.9 million of deferred tax assets related to uncertain tax positions.

The net deferred income tax assets (liabilities) shown above are classified in our consolidated balance sheets as follows:

	December 31,
	2012	2011
	(In thousands)
Current assets	$21,044	$10,621
Noncurrent liabilities	(218,285)	(254,306)

Total	$(197,241)	$(243,685)

At December 31, 2012, we had $5.5 million of tax-effected state and foreign net operating loss carryforwards, some of which are subject to certain limitations and begin to expire in 2013. A valuation allowance of $0.5 million has been established because we do not believe it is more likely than not that all of the deferred tax assets related to these state and foreign net operating loss carryforwards will be realized prior to expiration.

The following is a reconciliation of gross unrecognized tax benefits, including interest, recorded in our consolidated balance sheets:

	2012	2011	2010
	(In thousands)
Balance at January 1	$12,573	$39,862	$44,563
Increases in tax positions for current year	20	772	173
Increases in tax positions for prior years	459	1,086	885
Decreases in tax positions for prior years	(608)	(28,451)	(5,331)
Settlement of tax matters	(834)	(696)	(428)
Lapse of applicable statutes of limitations	(1,177)	—	—

Balance at December 31	$10,433	$12,573	$39,862

The unrecognized tax benefits shown above are classified in our consolidated balance sheets as follows:

	December 31,
	2012	2011
	(In thousands)
Accrued expenses	$360	$943
Other long-term liabilities	10,073	11,630

Total	$10,433	$12,573

Due to the closing of taxing authority examinations, resulting in no changes to tax returns as filed, the majority of the unrecognized tax benefits acquired in the Alpro acquisition in 2009 were recognized by the Company in 2011.

Of the balance of unrecognized tax benefits at December 31, 2012, $4.3 million would impact our effective tax rate, and $4.9 million would be offset by tax benefits associated with potential transfer pricing adjustments, if recognized. The remaining $1.2 million represents tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Due to the impact of deferred income tax accounting, the disallowance of the shorter deductibility period would not affect our effective tax rate but would accelerate payment of cash to the applicable taxing authority. We do not expect any material changes to our liability for uncertain tax positions during the next 12 months.

We recognize accrued interest related to uncertain tax positions as a component of income tax expense. Penalties, if incurred, are recorded in general and administrative expenses in our consolidated statements of operations. Income tax expense for 2012, 2011, and 2010 included interest benefit, net of tax of $0.6 million, $nil, and $0.5 million, respectively. Our liability for uncertain tax positions included accrued interest of $0.3 million and $1.1 million at December 31, 2012 and 2011, respectively.

Dean Foods’ U.S. consolidated income tax returns for 2009 through 2011 are under examination by the Internal Revenue Service and the 2007 tax return is under examination with a limited scope. State income tax returns are generally subject to examination for a period of three to five years after filing. We have various state and foreign income tax returns in the process of examination, appeals or settlement.